SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2001

                        Commission File Number: 000-33099

                         International Travel CD's, Inc.
             (Exact name of registrant as specified in its charter)

Colorado                                                             84-1553046
--------                                                             ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2 N. Cascade Avenue, Suite 1100, Colorado Springs, Colorado                80903
-----------------------------------------------------------                -----
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (719) 381.1728









                             Michael J. Muellerleile
                                  MC Law Group
                          4100 Newport Place, Suite 660
                         Newport Beach, California 92660
                                 (949) 250-8655
                            Facsimile: (949) 250-8656

                                   Page 1 of 4
                      Index to Exhibits specified on Page 3

Item 1. Changes in Control of Registrant.

On December 17, 2001, Ms. Neely was appointed as a director of International Travel CD'S, Inc., a Colorado corporation ("Registrant"). On December 18, 2001, Joshua Wolcott resigned as the President, Treasurer, Chief Executive Officer, Chief Financial Officer and a director of the Registrant. On December 18, 2001, Brent Madison resigned as the Vice President and a director of the Registrant. On December 18, 2001, Karin Madison resigned as the Vice President, Secretary and a director of the Registrant. On December 18, 2001, Joe Cummings resigned as a director of the Registrant. On December 18, 2001, Ms. Neely was appointed as the President, Secretary, Treasurer and a director of the Registrant. On December 14, 2001, Ms. Neely acquired 3,300,000 shares of common stock from Joshua Wolcott, Brent Madison, Karin Madison, and Joe Cummings, the former officers and directors of the Registrant, in exchange for $3,300. The source of that $3,300 was the personal funds of Ms. Neely. As a result of this transaction, Ms. Neely directly and personally owns 3,300,000 shares of the Issuer's common stock which comprises 60% of the Issuer's total issued and outstanding shares. Ms. Neely has sole voting and dispositive power as to the 3,300,000 shares he owns directly.

The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 20, 2001, by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group.

======================= ====================================== ================================ =========================
    Title of Class                 Name and Address                  Amount and Nature             Percent of Class
                                  of Beneficial Owner                of Beneficial Owner
----------------------- -------------------------------------- -------------------------------- -------------------------
Common Stock            Alia Neely                              3,300,000 shares, President,             60.0%
                        2 N. Cascade Avenue, Suite 1100            Secretary, Treasurer,
                        Colorado Springs, Colorado 80903              and a director
----------------------- -------------------------------------- -------------------------------- -------------------------
Common Stock            All directors and named executive             3,300,000 shares                   60.0%
                        officers as a group
======================= ====================================== ================================ =========================

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of the Registrant's common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees. Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of the Registrant's common stock indicated as beneficially owned by them.


The Registrant is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B.

Item 6. Resignations of Registrant's Directors.

On December 18, 2001, Joshua Wolcott resigned as the President, Treasurer, Chief Executive Officer, Chief Financial Officer and a director of the Registrant. On December 18, 2001, Brent Madison resigned as the Vice President and a director of the Registrant. On December 18, 2001, Karin Madison resigned as the Vice President, Secretary and a director of the Registrant. On December 18, 2001, Joe Cummings resigned as a director of the Registrant.

Index to Exhibits

17.1     Resignation of Joshua Wolcott

17.2     Resignation of Brent Madison

17.3     Resignation of Karin Madison

17.4     Resignation of Joe Cummings

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             International Travel CD'S, Inc.


December 20, 2001                   By:      /s/ Alia Neely
                                             -----------------------------------
                                             Alia Neely, President